                                                                   EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated June 18, 2004 in Amendment No. 1 to the Registration
Statement (Form S-1 No. 333-118583) and related Prospectus of Nalco Holding
Company for the registration of shares of its common stock.

/s/ Ernst & Young

Chicago, Illinois
September 22, 2004